UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2010

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9927 (Commission File Number)	95-2594724 (IRS Employer Identification No.)

3405 W. Dr. Martin Luther King Jr. Blvd, Suite 101
Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On April 30, 2010, ProActive Capital Resource Group, LLC released a ProActive News Room Corporate Profile of Comprehensive Care Corporation, as of May 2010. Attached as Exhibit 9.01(d) hereto is a copy of this Corporate Profile.

Item 9.01 – Financial Statements and Exhibits

9.01 (d) – Copy of ProActive News Room Corporate Profile of Comprehensive Care Corporation, as of May 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

Date: April 30, 2010	By:	/s/ Giuseppe Crisafi
Giuseppe Crisafi
Chief Financial Officer